UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 21, 2021

Commission File Number	Exact Name of Registrant as Specified in its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number			IRS Employer Identification Number
001-3034	XCEL ENERGY INC.			41-0448030
(a Minnesota corporation)
414 Nicollet Mall
	Minneapolis	Minnesota	55401
	(612)	330-5500

001-31387	NORTHERN STATES POWER COMPANY			41-1967505
(a Minnesota corporation)
414 Nicollet Mall
	Minneapolis	Minnesota	55401
	(612)	330-5500

001-3280	PUBLIC SERVICE COMPANY OF COLORADO			84-0296600
(a Colorado corporation)
1800 Larimer Street, Suite 1100
	Denver	Colorado	80202
	(303)	571-7511

001-03789	SOUTHWESTERN PUBLIC SERVICE COMPANY			75-0575400
(a New Mexico corporation)
790 South Buchanan
	Amarillo	Texas	79101
	(303)	571-7511
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events

NSP-Minnesota — Winter Storm Uri Natural Gas Costs
In April 2021, Northern States Power Company, a Minnesota corporation (NSP-Minnesota) and a wholly owned subsidiary of Xcel Energy Inc. (Xcel Energy), filed with the Minnesota Public Utilities Commission (MPUC) a report concerning $215 million in incremental costs related to natural gas purchases during Winter Storm Uri from Feb. 12-17, 2021. In August 2021, the MPUC issued an order allowing recovery of $36 million of Winter Storm Uri costs to be recovered over 12 months pursuant to the normal annual purchased gas adjustment process. The remaining $179 million would be recovered over 27 months (no financing charge) starting in September 2021, subject to refund pending the outcome of a contested case before an Administrative Law Judge (ALJ) to consider recommendations from the Department of Commerce (DOC) and Office of Attorney General (OAG) and issues related to the unavailability of three peaking plants for the winter season due to maintenance and repair to ensure their safe operation in the future.

On Dec. 9, 2021, the MPUC approved NSP-Minnesota’s offer to extend recovery of Winter Storm Uri costs for the residential class (approximately $97 million) from a 27-month recovery period to a 63-month recovery period. New residential Winter Storm Uri rates are expected to be effective Jan. 1, 2022, along with natural gas interim rates.

On Dec. 22, 2021, direct testimony was received from intervenors in the MPUC’s investigation into purchases of natural gas during Winter Storm Uri. The DOC recommended a $127 million disallowance based on allegations including, but not limited to, peaking plant usage, load forecasting, natural gas supply/storage and related purchases; alternatively, the DOC recommended a $42 million disallowance if NSP-Minnesota proves it prudently managed its peaking plants but is found to have acted imprudently with respect to the purchase and hedging of natural gas. The OAG recommended a disallowance of $179 million based on allegations that NSP-Minnesota could have fully hedged its exposure to spot market prices; alternatively, the OAG recommended a $25 million disallowance based on allegations related to specific hedges allegedly available in the market during February 2021. The Citizens Utility Board (CUB) recommended a disallowance of $69 million based on allegations related to the unavailability of NSP-Minnesota’s peaking plants, inaccuracy of load forecasting and inadequate curtailment of interruptible customers.

Xcel Energy strongly disagrees with the recommendations of the DOC, OAG and CUB and believes that it acted prudently and according to MPUC approved procedures for the best interest of its customers and stakeholders. NSP-Minnesota intends to file rebuttal testimony in January 2022. A hearing before the ALJs assigned to the matter is scheduled for Feb. 17-23, 2022. A MPUC decision is expected in the summer of 2022.

PSCo — Electric Rate Request
On Dec. 21, 2021, Public Service Company of Colorado, a Colorado corporation (PSCo) and a wholly owned subsidiary of Xcel Energy, requested an extension of the deadline to file a notice of electric rate case settlement to Dec. 30, 2021, with the Colorado Public Utilities Commission.

SPS — New Mexico 2021 Electric Rate Case
In June 2021, Southwestern Public Service Company, a New Mexico corporation (SPS) and a wholly owned subsidiary of Xcel Energy, along with various parties filed an uncontested stipulation with the New Mexico Public Regulation Commission (NMPRC). On Dec. 21, 2021, the Hearing Examiner in the New Mexico rate case issued a recommendation that the NMPRC approve the rate case settlement agreement without modification.

Xcel Energy reaffirms its 2021 ongoing EPS guidance of $2.94 to $2.98 and its 2022 EPS ongoing EPS guidance of $3.10 to $3.20.

Certain information discussed in this Current Report on Form 8-K is forward-looking information that involves risks, uncertainties and assumptions. Such forward-looking statements, including our expectations regarding the regulatory proceedings, the effective date of the rates and the 2021 and 2022 earnings guidance, as well as assumptions and other statements are intended to be identified in this document by the words "anticipate," “believe,” “could,” “estimate,” “expect,” "intend," "may," "objective," "outlook," "plan," "project," "possible," “potential,” "should," "will," "would," and similar expressions. Actual results may vary materially. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any obligation to update any forward-looking information. The following factors, in addition to those discussed in Xcel Energy's, NSP-Minnesota’s, PSCo’s and SPS’ Annual Report on Form 10-K for the year ended Dec. 31, 2020, and subsequent filings with the Securities and Exchange Commission, could cause actual results to differ materially from management expectations as suggested by such forward-looking information: uncertainty around the impacts and duration of the COVID-19 pandemic; operational safety, including our nuclear generation facilities; successful long-term operational planning; commodity risks associated with energy markets and production; rising energy prices and fuel costs; qualified employee work force and third-party contractor factors; ability to recover costs, changes in regulation; reductions in our credit ratings and the cost of maintaining certain contractual relationships; general economic conditions, including inflation rates, monetary fluctuations, supply chain constraints and their impact on capital expenditures and/or the ability of Xcel Energy Inc. and its subsidiaries to obtain financing on favorable terms; availability or cost of capital; our customers’ and counterparties’ ability to pay their debts to us; assumptions and costs relating to funding our employee benefit plans and health care benefits; tax laws; effects of geopolitical events, including war and acts of terrorism; cyber security threats and data security breaches; seasonal weather patterns; changes in environmental laws and regulations; climate change and other weather; natural disaster and resource depletion, including compliance with any accompanying legislative and regulatory changes; and costs of potential regulatory penalties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 23, 2021	Xcel Energy Inc. (a Minnesota corporation)
Northern States Power Company (a Minnesota corporation)
Public Service Company of Colorado (a Colorado corporation)
Southwestern Public Service Company (a New Mexico corporation)

/s/ BRIAN J. VAN ABEL
Brian J. Van Abel
Executive Vice President, Chief Financial Officer